                                                                 EXHIBIT 10.10.1


                          AMENDMENT TO LEASE AGREEMENT

     THIS AMENDMENT to lease agreement entered into on the 24th day of July, 1954, by and between LAS VEGAS LODGE NO. 32, FREE & ACCEPTED MASONS of Las Vegas, Nevada, hereinafter, designated as the Lessor, and H. JOHN GLUSKIN of Los Angeles, California, hereinafter designated as the Lessee.

                             W I T N E S S E T H :-

     REFERRING TO PARAGRAPH II

     Lessor represents that each of the present occupants and Lessees of the premises is on a month to month basis and that they will be duly given the legally required 60 days' notice to vacate the premises. Lessor shall deliver possession of said premises to Lessee no later than October 1, XXX

     That Lessee shall be under no obligation to pay any consideration for the use and occupancy of said premises during said period from October 1954 and until the formal term of this lease begins as herein provided.

     The purpose of this provision is to afford Lessee an opportunity to comply with the provisions of Paragraph III of this lease.

     REFERRING TO PARAGRAPH III

     As to sub-division (a)

     In the event that the completion of the new building is prevented by reason of things beyond the control of Lessee and through no failure or fault on the part of Lessee, such as strikes, governmental restrictions etc., then the completion date of said building shall be deemed extended by such time as said condition exists. However, nothing herein contained shall relieve the Lessee of his obligation to pay the rent specified herein.

     Although a 90 day date for the commencement of the wrecking is fixed, time shall not be considered of the essence.

     As to sub-division (b)




                              EXHIBIT "C" PAGE 18

     Notwithstanding anything to the contrary herein contained, it is agreed that the general contractor to be selected by Lessee shall be approved by the Lessor and that the contract given for the demolition of the present structures as well as the construction of the new building shall be approved by the Lessor. That said contract shall be guaranteed by the delivery by Lessee to Lessor of a standard form of lien and complete bond as provided in said lease. Although said bond will guarantee the completion of the building and the payment of all bills in connection therewith, it will not necessarily guarantee the date of completion.

     REFERRING TO PARAGRAPH IV

     As to sub-division (c)

     Except insofar as the payment of rent is concerned, the default period shall be 30 days instead of 10 days.

     REFERRING TO PARAGRAPH VI

     As to sub-division (a)

     The notice to be given Lessee therein shall be 30 days instead of 10 days.

     As to sub-division (c)

     Any award made in condemnation wherein the improvement made by Lessee are made a part of the consideration for the award of damages same shall be shared by Lessor and Lessee on the following basis: The full cost of the improvements shall be amortized over a 50 year period and whatever the remaining period shall be at the time of the condemnation its proportionate share shall go to the Lessee. In other words, for this purpose only, the landlord becomes the owner of the improvements at the rate of 2% per year and entitled to receive any award to damages based upon the number of years expired.

     In the event that the Lessor shall decide to sell said premises, the right of first refusal shall be given to Lessee who


                              Exhibit "C" page 19
          shall have 30 days within which to accept the same.

               In the event of a sale of the premises by Lessor, any restrictions regarding the use of said premises shall be deemed terminated and from that point forward said premises may be used for any lawful purpose.

               IN WITNESS WHEREOF, Lessor, acting by and through its duly authorized trustees and Lessee, have executed this AMENDMENT TO LEASE AGREEMENT in duplicate, each copy of which is deemed to be and is an original, the day and year in this AMENDMENT TO LEASE AGREEMENT first above written.

                                        LAS VEGAS LODGE NO. 32, FREE & ACCEPTED
                                        MASONS, of Las Vegas, Nevada, Lessor

                                        By /s/  K.H. Zahn           Trustee
                                           -------------------------

                                        By /s/ W.E. Fitzgerald, Sr. Trustee
                                           -------------------------

                                        By /s/ Kenneth W. Saxon     Trustee
                                           -------------------------


                                        H. JOHN GLUSKIN, of Los Angeles,
                                        California, Lessee

                                        By /s/ H. John Gluskin
                                           -----------------------




                                                             EXHIBIT "C" PAGE 20

          STATE OF NEVADA  )
                           ) SS
          COUNTY OF CLARK  )

               On this 24th day of July, A.D., 1954, personally appeared before me, a Notary Public in and for Clark County, KENNETH W. SAXON, known to me to be one of the Trustees of the LAS VEGAS LODGE NO. 32, FREE & ACCEPTED MASONS, of Las Vegas, Clark County, Nevada, the corporation that executed the foregoing AMENDMENT TO LEASE AGREEMENT as Party of the First Part and Lessor, and upon oath did depose that he is one of the trustees of said corporation as above designated; that he is acquainted with the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of said corporation; that the signatures to said instrument were made by Trustees of said corporation as indicated after said signatures; and that the said corporation executed the said instrument freely and voluntarily and for the uses and purposes therein mentioned.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal in Las Vegas, Clark County, Nevada, the day and year in this certificate first above written.

                                        /s/       L.O. Hawkins
                                           --------------------------
                                           Notary Public As Aforesaid
                                            My Commission Expires: Jan. 4, 1955

                                           (NOTARIAL SEAL)

STATE OF CALIFORNIA    )
                       ) SS
COUNTY OF LOS ANGELES  )

               On this 26 day of July, 1954, personally appeared before me, a Notary Public in and for Los Angeles County, State of California, H. JOHN GLUSKIN, known to me to be the Lessee who executed the foregoing AMENDMENT TO LEASE AGREEMENT, and upon oath did depose and duly acknowledge to me that he executed the above instrument freely and voluntarily and for the uses and purposes therein mentioned.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in Los Angeles, California, the day and year in this certificate first above written.

                                        /s/    Harry J. BAUER
                                           -------------------------
                                           Notary Public in and for
                                            said County and State

                                           My Commission Expires: May 11, 1957

                                           (NOTARIAL SEAL)

DOCUMENT #16356 RECORDED                     CERTIFIED TO BE A TRUE AND
JULY 27, 1954  3:16PM                        CORRECT COPY OF THE ORIGINAL
                                             NEVADA SOUTHERN TITLE, INC.

                                             BY /s/ XXX
                                               -------------------------

                                                     EXHIBIT "C" PAGE 21

                               Power of Attorney


          Know All Men by These Presents: That H. JOHN GLUSKIN the undersigned (jointly and severally, if more than one) hereby make, constitute and appoint HY GOLDFELD (as per signed rider attached) my true and lawful Attorney for me and is my name, place and stead and for my use and benefit:

               (a) To ask, demand, sue for, recover, collect and receive each and every sum of money, debt, account, legacy, bequest, interest, dividend, annuity and demand (which now is or hereafter shall become due, owing or payable) belonging to or claimed by me and to use and take any lawful means for the recovery thereof by legal process or otherwise, and to execute and deliver a satisfaction or release therefor, together with the right and power to compromise or compound any claim or demand;
                (b) To exercise any or all of the following powers as to real property, any interest therein and/or any building thereon; To contract for, purchase, receive and take possession thereof and of evidence of title thereto; to lease the same for any terms or purpose including leases for business, residence, and oil and/or mineral development; to sell, exchange, grant or convey the same with or without warranty; and to mortgage, transfer is true, or otherwise encumber or hypothecate the same to secure payment of a negotiable or non-negotiable note or performance of any obligation or agreement;
               (c) To exercise any or all of the following powers as to all kinds of personal property and goods, wares and merchandise, choses in action and other property in possession or in action; To contract for, buy, sell, exchange, transfer and in any legal manner deal in and with the same; and to mortgage, transfer in trust, or otherwise encumber or hypothecate the same to secure payment of a negotiable or non-negotiable note or performance of any obligation or agreement;
               (d) To borrow money and to execute and deliver negotiable or non-negotiable notes therefor with or without security; and to loan money and receive negotiable or non-negotiable notes therefor with such security as he shall deem proper;
               (e) To create, amend, supplement and terminate any trust and to instruct and advise the trustee of any trust wherein I am or may be trustor or beneficiary; to represent and vote stock, exercise stock rights, accept and deal with any dividend, distribution or bonus, join in any corporate financing, reorganization, merger, liquidation, consolidation or other action and the extension, compromise, conversion, adjustment, enforcement or foreclosure singly or in conjunction with others of any corporate stock, bond, note, debenture or other security; to compound, compromise, adjust, settle and satisfy any obligation, secured or unsecured, owing by or to me and to give or accept say property and/or money whether or not equal to or less in value than the amount owing in payment, settlement or satisfactions thereof;
               (f) To transact business of any kind or class and as my act and deed to sign, execute, acknowledge and deliver say deed, lease, assignment of lease, covenant, indenture, indemnity, agreement, mortgage, deed of trust, assignment of mortgage or of the beneficial interest under deed of trust, extension or renewal of any obligations, subordination or waiver of priority, hypothecation, bottomry, charter-party, bill of lading, bill of sale, bill, bond, note, whether negotiable or non-negotiable, receipt, evidence of debt, full or partial release or satisfaction of mortgage, judgement and other debt, request for partial or full reconveyance of deed of trust and such other instruments in writing of any kind or class as may be necessary or proper in the premises.

                              EXHIBIT "C" PAGE 22

          Giving and Granting unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the premises as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents. The powers and authority hereby conferred upon my said Attorney shall be applicable to all real and personal property or interests therein now owned or hereafter acquired by me and wherever situate.
               My said Attorney is empowered hereby to determine in his sole discretion the time when, purpose for and manner in which any power herein conferred upon his shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by him pursuant hereto; and in the acquisition or disposition of real or personal property, my said Attorney shall have exclusive power to fix the terms thereof for cash, credit and/or property, and if on credit with or without security.
               The undersigned, if a married woman, hereby further authorizes and empowers my said Attorney, as my duly authorized agent, to join in my behalf, in the execution of any instrument by which any community real property or any interest therein, now owned or hereafter acquired by my spouse and myself, or either of us, is sold, leased, encumbered, or conveyed:
               When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. See rider attached.

          Witness my hand this 26th day of July, 1954
                              ------      ------

                                        /s/  H. JOHN GLUSKIN
                                             ------------------
                                             H. John Gluskin

STATE OF CALIFORNIA  )
     COUNTY OF       ) SS:
                     )
LOS ANGELES

On, July 26, 1954
before me, the undersigned A Notary Public in and for said County and State, personally appeared
          H. JOHN GLUSKIN

NOTARIAL SEAL

known to me to be the person whose name is
subscribed to the within instrument and acknowledged
that he executed the same.              No. 16357
                                        RECORDED AT THE REQUEST OF
WITNESS my hand and official seal       Hawkins and Cannon
                                        Jul 27 3:27pm '54
(SEAL AFFIXED)  HARRY S BAUER           OFFICIAL RECORDS BOOK NO. 17
                Notary Public           Clark County, Nevada


                              EXHIBIT "C" PAGE 23

          The powers hereinabove enumerated shall apply only to acts performed in connection with the property hereinafter legally described as:

               Lots One (1), Two (2), Three (3) and Four (4) in Block Thirty
               (30), Clark's Las Vegas Townsite, as recorded in Book 1 of Plats on page 37 in the Office of the County Recorder for Clark County, Nevada; to which record reference is hereby made for a more detailed description of the said lots.

                                        /s/ H. JOHN GLUSKIN






                                             CERTIFIED TO BE A TRUE AND
                                             CORRECT COPY OF THE ORIGINAL
                                             NEVADA SOUTHERN TITLE, INC.

                                             BY /s/ XXX
                                               -------------------------




                              EXHIBIT "C" PAGE 24

                                      -2-